COTTONWOOD MUTUAL FUNDS

HAGIN Keystone Market Neutral Fund

Supplement Dated February 10, 2014

Shareholder Meeting Adjournment to February 18, 2014

You recently received notice of a shareholder meeting with respect to the HAGIN Keystone Market Neutral Fund (the “Fund’).  The shareholder meeting, which was scheduled to take place on February 10, 2014, has been adjourned until February 18, 2014 at 1:00 p.m. Central time.  If upon reconvening the meeting on February 18, 2014 all proposals are approved by shareholders, the proposals would take effect on February 19, 2014.

For further information or if you have questions, please contact the Fund at 1.877.257.4240.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE